UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

_______________________________

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

 ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

 ☐ Definitive Proxy Statement

 ☒ Definitive Additional Materials

 ☐ Soliciting Material Pursuant to § 240.14a-12

BLOCK, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BLOCK, INC. 1955 BROADWAY, SUITE 600 OAKLAND, CA 94612 Your Vote Counts! BLOCK, INC. 2023 Annual Meeting Vote by June 12, 2023 11:59 PM U.S. Eastern Time V11932-P87892 You invested in BLOCK, INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2023 Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 13, 2023. Get informed before you vote View the Notice & Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* June 13, 2023 10:00 AM U.S. PDT www.virtualshareholdermeeting.com/SQ2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.2

1. TO ELECT FOUR CLASS II DIRECTORS UNTIL OUR 2026 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED. NOMINEES: 01) ROELOF BOTHA 02) AMY BROOKS 03) SHAWN CARTER 04) JAMES MCKELVEY 2. TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. 3. TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2023. 4. TO VOTE UPON A STOCKHOLDER PROPOSAL REGARDING OUR DIVERSITY AND INCLUSION DISCLOSURE SUBMITTED BY ONE OF OUR STOCKHOLDERS, IF PROPERLY PRESENTED AT THE ANNUAL MEETING. NOTE: The proxy holders will vote in their discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof. Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. We are holding the Annual Meeting for the following purposes: Our Board Recommendation Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V11933-P87892 For For For Against

Block, Inc. ARBN 654 151 514 Need assistance? Phone: 1300 850 505 (within Australia) +61 3 9415 4000 (outside Australia) Online: www.investorcentre.com/contact Block, Inc. Annual Meeting The Block, Inc. Annual Meeting will be held on Tuesday, 13 June 2023 at 10:00am (U.S. PDT). You are encouraged to participate in the meeting using the following options: MAKE YOUR VOTE COUNT To lodge a vote, access the Notice of Meeting and other meeting documentation visit www.investorvote.com.au and use the below information: Control Number:132603 SRN/HIN: For your vote to be effective it must be received by 11:59pm (AEST) on Wednesday, 7 June 2023. ATTENDING THE MEETING VIRTUALLY As a beneficial owner, you are invited to attend the annual meeting as a guest, however because you are not a stockholder of record, you cannot vote the shares underlying your CDIs and/or ask questions in person at the virtual annual meeting at www.virtualshareholdermeeting.com/SQ2023. You will not have the ability to submit questions real-time via the virtual meeting website but you can visit our online voting site at www.investorvote.com.au and submit a question before 11:59pm (AEST) on Wednesday, 7 June 2023. Samples/000001/000001

Block, Inc. ARBN 654 151 514 Need assistance? Phone: 1300 850 505 (within Australia) +61 3 9415 4000 (outside Australia) Online: www.investorcentre.com/contact YOUR VOTE IS IMPORTANT For your vote to be effective it must be received by 11:59pm (AEST) on Wednesday, 7 June 2023. CDI Voting Instruction Form How to Vote on the Item of Business Lodge your Form: Each CHESS Depositary Interest (CDI) is equivalent to one share of Company Class A Common Stock, so that every 1 (one) CDI registered in your name as of the close of business (U.S. Eastern Time) on Thursday, 20 April 2023 entitles you to one vote. You can vote by completing, signing and returning your CDI Voting Instruction Form. This form gives your voting instructions to CHESS Depositary Nominees Pty Ltd, which will vote the underlying shares on your behalf. You need to return the form no later than the time and date shown above to give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CHESS Depositary Interest votes and to vote on the underlying shares. SIGNING INSTRUCTIONS FOR POSTAL FORMS Individual: Where the holding is in one name, the securityholder must sign. Joint Holding: Where the holding is in more than one name, all of the securityholders should sign. Power of Attorney: If you have not already lodged the Power of Attorney with the Australian registry, please attach a certified photocopy of the Power of Attorney to this form when you return it. Companies: Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided, which state the office held by the signatory, ie Sole Director, Sole Company Secretary or Director and Company Secretary. Delete titles as applicable. Online: Lodge your vote online at www.investorvote.com.au using your secure access information or use your mobile device to scan the personalised QR code. Your secure access information is Control Number: 132603 SRN/HIN: By Mail: Computershare Investor Services Pty Limited GPO Box 242 Melbourne VIC 3001 Australia By Fax: 1800 783 447 within Australia or +61 3 9473 2555 outside Australia PLEASE NOTE: For security reasons it is important that you keep your SRN/HIN confidential.

☐ **Change of address.** If incorrect, mark this box and make the correction in the space to the left. Securityholders sponsored by a broker (reference number commences with '**X**') should advise your broker of any changes.

CDI Voting Instruction Form

Please mark ☒ to indicate your directions

Step 1 CHESS Depositary Nominees Pty Ltd will vote as directed

Voting Instructions to CHESS Depositary Nominees Pty Ltd

I/We being a holder of CHESS Depositary Interests of Block, Inc. hereby direct CHESS Depositary Nominees Pty Ltd to vote the shares underlying my/our holding at the Annual Meeting of Block, Inc. to be held virtually on Tuesday, 13 June 2023 at 10.00am (U.S. Pacific Time) and at any adjournment or postponement of that meeting.

By execution of this CDI Voting Form the undersigned hereby authorises CHESS Depositary Nominees Pty Ltd to appoint such proxies or their substitutes to vote in their discretion on such business as may properly come before the meeting.

Step 2 Items of Business

	The Board of Directors recommends you vote FOR ALL of the following Class II nominees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1	To elect four Class II Directors until our 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified.	☐	☐	☐
01	Roelof Botha			
02	Amy Brooks			
03	Shawn Carter			
04	James McKelvey			

To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and write the number(s) of the nominees(s) on the line below.

	The Board of Directors recommends you vote FOR the following proposals:	FOR	AGAINST	ABSTAIN
2	To approve, on an advisory basis, the compensation of our named executive officers.	☐	☐	☐
3	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.	☐	☐	☐

	The Board of Directors recommends you vote AGAINST the following proposal:	FOR	AGAINST	ABSTAIN
4	Stockholder proposal regarding our diversity and inclusion disclosure submitted by one of our stockholders, if properly presented at the Annual Meeting.	☐	☐	☐

NOTE: The proxy holders will vote in their discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof.

SIGN Signature of Securityholder(s)

This section must be completed.

Individual or Securityholder 1	Securityholder 2	Securityholder 3	
			/ /
Sole Director & Sole Company Secretary	Director	Director/Company Secretary	Date

Update your communication details *(Optional)*

Mobile Number

Email Address

By providing your email address, you consent to receive future Notice of Meeting & Proxy communications electronically

SQ2 299001A

computershare